SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




Date of Report (date of earliest event reported) September 26, 1995.

                         AVNET, INC.
    (Exact Name of Registrant as Specified in its Charter)

                           New York
        (State or Other Jurisdiction of Incorporation)


        1-4224                                   11-1890605
(Commission File Number)                     I.R.S. Employer Identification
No.)


     80 Cutter Mill Road, Great Neck, New York                  11021
     (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code        (516) 466-7000



                              N/A

  Former Name or Former Address if Changed Since Last Report)

[ITEMS]
Item 5.   Other Events.

     The Registrant has entered into or amended the terms of the remuneration arrangements with 2 of its executive officers, pursuant to certain employment agreements. While the Registrant does not consider that any such arrangements reflect information which is "material" to security holders (as the term "material" is defined in Rule 12b-2 promulgated under the Securities Exchange
Act), the Registrant deems it appropriate that remuneration arrangements with its executive officers be available to its security holders and the public generally. Accordingly, such employment agreements are filed as Exhibits hereto.


[ITEMS]

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.
          (a)  Inapplicable.

          (b)  Inapplicable.

          (c)  Exhibits:

          10.1 Employment extension agreement dated June 1, 1995 between the Registrant and Mr. Leon Machiz.

          10.2 Employment agreement, dated June 1, 1995, between the Registrant and Mr. Roy Vallee.

          24.  Powers of Attorney

No other item of this report form is presently applicable to the registrant.

                         EXHIBIT INDEX

Number

10.1 Employment extension agreement dated June 1, 1995 between the Registrant and Mr. Leon Machiz.

10.2 Employment agreement, dated June 1, 1995, between the Registrant and Mr. Roy Vallee.

24.       Powers of Attorney

                       S I G N A T U R E




          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   AVNET, INC.
                                   (Registrant)



                              By:  s/Raymond Sadowski
                                   Raymond Sadowski
                                   Senior Vice President and
                                   Chief Financial Officer

Date: September 26, 1995